UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4 Parkway North, Suite 400
Deerfield, IL	60015
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	CF	New York Stock Exchange

Item 5.07.                Submission of Matters to a Vote of Security Holders.

CF Industries Holdings, Inc. (the “Company”) held its 2019 annual meeting of shareholders (the “Annual Meeting”) on May 8, 2019. The final voting results for the matters submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

1.              Election of directors (each of the persons named below was elected at the Annual Meeting to serve for a one-year term expiring at the next annual meeting of shareholders and until his or her successor is duly elected and qualified):

Nominees	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Javed Ahmed	188,531,716	427,077	82,781	9,436,763
Robert C. Arzbaecher	184,243,446	4,706,182	91,946	9,436,763
William Davisson	184,928,715	4,028,075	84,784	9,436,763
John W. Eaves	188,533,414	422,007	86,153	9,436,763
Stephen A. Furbacher	186,817,073	2,120,269	104,232	9,436,763
Stephen J. Hagge	178,695,487	10,249,858	96,229	9,436,763
John D. Johnson	185,797,987	3,156,590	86,997	9,436,763
Anne P. Noonan	188,408,784	548,119	84,671	9,436,763
Michael J. Toelle	188,090,229	867,252	84,093	9,436,763
Theresa E. Wagler	188,877,608	77,809	86,157	9,436,763
Celso L. White	188,856,985	100,738	83,851	9,436,763
W. Anthony Will	188,530,428	420,443	90,703	9,436,763

2.              Approval of an advisory resolution regarding the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
135,797,842	52,682,618	561,114	9,436,763

3.              Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2019:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
192,776,689	5,599,587	102,061	NA

4. Shareholder proposal regarding the right to act by written consent:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
68,971,869	119,769,367	300,338	9,436,763

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2019	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General Counsel, and Secretary